                                                                      EXHIBIT 21
                                                                      ----------

                 NEW TENNECO INC. SUBSIDIARIES AND AFFILIATES
                 --------------------------------------------

New Tenneco Inc.
  Autopartes Walker, S.A. de C.V. (Mexico)........................................... 99.98%
     (New Tenneco Inc. owns 99.98% and Monroe Auto Equipment Company owns .02%
  Counce Limited Partnership (Texas Limited Partnership).............................    95
     (New Tenneco Inc. owns 95%, as Limited Partner; and Tenneco Packaging, Inc. owns
     5%, as General Partner)
     Counce Finance Corporation (Delaware)...........................................   100
     Monroe-Mexico S.A. de C.V. (Mexico).............................................  0.01
     (New Tenneco Inc. owns 0.01%; and Monroe Auto Equipment Company owns 99.99%)
  Omni-Pac GmbH (Germany)............................................................     1
     (Tenneco Deutschland Holdinggesellschaft mbH owns 99%; and New Tenneco Inc. owns
     1%)
  Omni-Pac S.A.R.L. (France).........................................................    97
     (Omni-Pac GmbH owns 3%; and New Tenneco Inc. owns 97%
  Tenneco Asia Inc. (Delaware).......................................................   100
     Tenneco Automotive Foreign Sales Corporation Limited (Jamaica)..................     1
     (New Tenneco Inc. owns 1%; and Monroe Auto Equipment Company owns 99%)
  Tenneco Automotive Inc. (Delaware).................................................   100
     Autopartes Walker, S.A. de C.V. (Mexico)........................................  0.02
        (New Tenneco Inc. owns 99.98%; Monroe Auto Equipment Company owns 0.02%)
     Beijing Monroe Automobile Shock Absorber Company Ltd. (China)...................    51
        (Monroe Auto Equipment Company owns 51%; and Beijing Automotive Industry
        Corporation, an unaffiliated company, owns 49%)
     Consorcio Terranova S.A. de C.V. (Mexico)....................................... 99.99
        (Monroe Auto Equipment Company owns 99.99%; and Josan Latinamericana S.A.
        de C.V., an unaffiliated company, owns 0.01%)
     McPherson Strut Company Inc. (Delaware).........................................   100
     Monroe Auto Equipement France, S.A. (France)....................................   100
        Monroe Europe Coordination Center N.V. (Belgium).............................   0.1
          (S.A. Monroe Europe N.V. owns 99.9%; and Monroe Auto Equipement France,
          S.A. owns 0.1%)
        Monroe Packaging N.V. (Belgium)..............................................   0.1
             (S.A. Monroe Europe N.V. owns 99.9%; and Monroe Auto Equipement
             France, S.A. owns 0.1%)
        Tenneco Automotive Italia S.r.l. (Italy).....................................    15
          (Monroe Auto Equipment Company owns 85%; and Monroe Auto Equipment
          France, S.A. owns 15%)
  Monroe Auto Pecas S.A. (Brazil)....................................................  2.82
        (Monroe Auto Equipment Company owns 2.82%; Monroe do Brasil Industria e
        Comercio Ltda. Owns 82.71%; and Monteiro Aranha S/A, an unaffiliated company, owns 14.47%)
  Monroe-Mexico S.A. de C.V. (Mexico)................................................ 99.99

Subsidiaries of New Tenneco Inc.
--------------------------------


     (Monroe Auto Equipment Company owns 99.99%; and New Tenneco Inc. owns
     0.01%)
  Precision Modular Assembly Corp. (Delaware).....................................................................  100
  Rancho Industries Europe B.V. (Netherlands).....................................................................  100
  Tenneco Automotive Foreign Sales Corporation Limited (Jamaica)..................................................   99
     (Monroe Auto Equipment Company owns 99%; and New Tenneco Inc. owns 1%)
  Tenneco Automotive International Sales Corporation (Delaware (In Dissolution)...................................  100
  Tenneco Automotive Italia S.r.1. (Italy)........................................................................   85
     (Monroe Auto Equipment Company owns 85%; and Monroe Auto Equipement
     France, S.A. owns 15%)
  Tenneco Automotive Japan Ltd. (Japan)...........................................................................  100
     The Pullman Company..........................................................................................  100
         Axios Produtos de Elastomeros Limitada (Brazil)..........................................................   99
           (The Pullman Company owns 99% and Peabody International Corporation owns 1%)
         Clevite Industries Inc. (Delaware).......................................................................  100
         Holmes Machinery Company (Delaware)......................................................................  100
         Peabody International Corporation (Delaware).............................................................  100
            Axios Produtos de Elastomeros Limitada (Brazil).......................................................    1
               (The Pullman Company owns 99% and Peabody International
               Corporation owns 1%)
            Barasset Corp. (Ohio).................................................................................  100
            Galco, Inc. (Delaware)................................................................................  100
            Holmes Blowers, Inc (Illinois)........................................................................  100
            Peabody ABC Corp. (Delaware)..........................................................................  100
            Peabody Galion Corporation (Delaware).................................................................  100
            Peabody Gordon-Piatt, Inc. (Delaware).................................................................  100
            Peabody Instruments, Inc. (Delaware)..................................................................  100
            Peabody-Myers Corporation (Illinois)..................................................................  100
            Peabody N.E., Inc. (Delaware).........................................................................  100
            Peabody Noise Control, Inc. (Ohio)....................................................................  100
            Peabody Pumps, Inc. (California)......................................................................  100
            Peabody Solid Wastes Mgmt. Inc. - Dewald (California).................................................  100
            Peabody World Trade Corporation (Delaware)............................................................  100
               Pullmex, S.A. de C.V. (Mexico).....................................................................  0.1
                  (The Pullman Company owns 99.9% and Peabody World Trade
                    Corporation owns 0.1% (approximately one share of the total
                    5,131,260 shares issued is held by Peabody World Trade
                    Corporation))
            Pullman Canada Ltd. (Canada)..........................................................................   61
                (Peabody International Corporation owns 61% (383 shares) and The
                  Pullman Company owns 39% (244 shares))
         Pullman Aerospace, Inc. (Delaware).......................................................................  100
         Pullman Aircraft Products, Inc...........................................................................  100



Subsidiaries of New Tenneco Inc.
--------------------------------


        Pullman Canada Ltd......................................................................................     39
               (Peabody International Corporation owns 61% (383 shares) and The Pullman
                 Company owns 39% (244 shares))
        Pullman RSC Company (Delaware)..........................................................................    100
        Pullman Standard Inc. (Delaware)........................................................................    100
        Pullmex, S.A. de C.V. (Mexico)..........................................................................   99.9
          (The Pullman Company owns 99.9% and Peabody World Trade Corporation owns 0.1% (approximately one share of the total 5,131,260 shares issued is held by Peabody World Trade Corporation))
  Tenneco Automotive Trading Company (Delaware).................................................................    100
  Tenneco Brake, Inc. (Delaware)................................................................................    100
  Tenneco Brazil Ltda. (Brazil).................................................................................    100
  Monroe do Brazil Industria e Comercio Ltda. (Brazil)..........................................................    100
     Monroe Auto Pecas S.A. (Brazil)............................................................................  82.71
        (Monroe do Brazil Industria e Comercio Ltda. Owns 82.71%; Monroe Auto
        Equipment Company owns 2.82%; and Monteiro Aranha S/A, an unaffiliated company owns 14.47%)
  Tenneco Business Services Inc. (Delaware).....................................................................    100
  Tenneco Deutschland Holdinggesellschaft mbH (Germany).........................................................  99.97
     (New Tenneco Inc. owns 99.97%; and Atlas Bermoegensverwaltung, an unaffiliated company, owns 0.03%)
     GILLET Unternehmesverwaltungs (Germany)....................................................................    100
        Heinrich Gillet GmbH & Co. KG (Germany).................................................................    0.1
           (GILLET Unternehmesverwaltungs GmbH owns 0.1%; and Tenneco
            Deutschland Holdinggesellschaft mbH owns 99.9%)
     Heinrich Gillet GmbH & Co. KG (Germany)....................................................................   99.9
        (Tenneco Deutschland Holdinggesellschaft mbH owns 99.9%; and GILLET
        Unternehmesverwaltungs GmbH owns 0.1%)
        Gillet-Abgassysteme Zwickau Gmbh (Germany)..............................................................    100
        Mastra-Gillet Industria e Comercio Ltda. (Brazil).......................................................     50
           (Heinrich Gillet GmbH & Co. KG owns 50%; and Mastra Industria e
           Comercio Ltda., an unaffiliated company, owns 50%)
     Monroe Auto Equipment GmbH (Germany).......................................................................    100
     Omni-Pac Ekco GmbH Verpackungsmittel (Germany).............................................................    100
         Omni-Pack Poland sp. z o.o. (Poland)...................................................................    100
         PCA Embalajes Espana, S.L. (Spain).....................................................................      1
           (Omni-Pac Ekco GmbH Verpackungsmittel owns 1%; and PCA
            Verpackungsmittel GmbH owns 99%)
     Omni-Pac GmbH (Germany)....................................................................................     99
        (Tenneco Deutschland Holdinggesellschaft mbH owns 99%; and New Tenneco
        Inc. owns 1%)
        Omni-Pac ApS (Denmark)..................................................................................    100
        Omni-Pac A.B. (Sweden)..................................................................................    100
        Omni-Pac S.A.R.L. (France)..............................................................................      3

Subsidiaries of New Tenneco Inc.
--------------------------------

               (Omni-Pac GmbH owns 3%; and New Tenneco Inc. owns 97%)

        Walker Deutschland GmbH (Germany)..........................................    99
           (Tenneco Deutschland Holdinggesellschaft mbH owns 99%; and New
           Tenneco Inc. owns 1%)
           Walker Gillet (Europe) GmbH (Germany)...................................   100
   Tenneco Foam Products Company (Delaware)........................................   100
   Tenneco Hexacomb Acquisition Inv. (Delaware)....................................   100
   Tenneco Inc. (Nevada)...........................................................   100
   Tenneco International Holding Corp. (Delaware)..................................   100
      Monroe Australia Pty. Limited (Australia)....................................   100
        Monroe Springs (Australia) Pty. Ltd. (Australia)...........................   100
        Monroe Superannuation Pty. Ltd. (Australia)................................   100
        Walker Australia Pty. Limited (Australia)..................................   100
   S.A. Monroe Europe N.V. (Belgium)...............................................   100
      Borusan Amortisor Imalat Ve Ticaret A.S. (Turkey)............................ 16.67
         (S.A. Monroe Europe N.V. owns 16.67%; Borusan Holding AS, an unaffiliated company, owns 83.03%; and various unaffiliated individual stockholders owns 0.3%)
      Monroe Europe Coordination Center N.V. (Belgium).............................  99.9
         (S.A. Monroe Europe N.V. owns 99.9%; and Monroe Auto Equipement
         France, S.A. owns 0.1%)
      Monroe Europe (UK) Limited (United Kingdom)..................................    18
        (S.A. Monroe Europe N.V. owns 18%; and Tenneco United Kingdom Holdings
        Limited owns 82%)
      Monroe Packaging N.V. (Belgium)..............................................  99.9
        (S.A. Monroe Europe N.V. owns 99.9%; and Monroe Auto Equipement
        France,  S.A. owns 0.1%)
   Tenneco Canada Inc. (Ontario)................................................... 51.28
     (Tenneco International Holding Corp. Owns 100% of the issued and outstanding Common Stock, 51.28% of total equity; and Tenneco United Kingdom
     Holdings Limited owns 100% of the Class A Stock, 48.72% of total equity)
     98174 Ontario Limited (Ontario)...............................................   100
     Tenneco Canada Wholesale Finance Company (Alberta)............................   100
     Tenneco Credit Canada Corporation (Alberta)...................................   100
   Tenneco Espana Holdings, Inc. (Delaware)........................................   100
      Monroe Springs (New Zealand) Pty. Ltd. (New Zealand).........................   100
        Tenneco Espana S.A. (Spain)................................................   100
        Gillet Iberica, S.A. (Spain)...............................................   100
        Manufacturas Fonos, S.L. (Spain)...........................................   100
        Omni-Pac Embalajes S.A. (Spain)............................................   100
      Thibault Investments Limited (Mauritius).....................................   100
         Hydraulics Limited (India)................................................    51
           (Thibault Investments Limited owns 51% and Bangalore Union Services
           Limited, an unaffiliated company, owns 49%)

Subsidiaries of New Tenneco Inc.
--------------------------------

          Tenneco Holdings Danmark A/S (Denmark)........................................................  100
               Gillet Exhaust Technologie (Proprietary) Limited (South Africa)100
               Gillet Lazne Belohrad, s.r.o. (Republic of Czechoslovakia)..............................   100
               Heinrich Gillet Portuguesa - Sistemas de Escape, Lda. (Portugal.........................   100
               Walker Danmark A/S (Denmark)............................................................   100
               Walker Inapal Escapes, S.a. (Portugal)..................................................    90
                    (Tenneco Holdings Danmark A/S owns 90%; Inapal, Industria Nacional de
                     Acessorios Para Automoveis, SA, an unaffiliated company, owns 9.99%; and
                     Walker Danmark A/S owns 0.01%)
     Tenneco Liquidation Company (Delaware)............................................................   100
     Tenneco Management Company (Delaware).............................................................   100
     Tenneco Moorhead Acquisition Inc. (Delaware)......................................................   100
     Tenneco Packaging Inc. (Delaware).................................................................   100
          A&E Plastics, Inc. (Delaware)................................................................   100
          Alupak A.G. (Switzerland)....................................................................   100
          American Cellulose Corporation (Delaware)....................................................    50
               (Tenneco Packaging Inc. owns 50%; and Larry E. Homan, an unaffiliated individual, owns 50%)
          The Corinth and Counce Railroad Company (Mississippi)........................................   100
               Marinette, Tomahawk & Western Railroad Company (Wisconsin)..............................   100
               Valdosta Southern Railroad Company (Florida)............................................   100
          Counce Limited Partnership (Texas Limited Partnership).......................................     5
               (New Tenneco Inc. owns 95%, as Limited Partner; and Tenneco Packaging Inc.
               owns 5%, as General Partner)
          Dahlonega Packaging Corporation (Delaware)...................................................   100
          Dixie Container Corporation (Virginia).......................................................   100
          Dixie Convoy Corporation (North Carolina)....................................................   100
          Dongguan PCA packaging Co., Ltd. (Peoples Republic of China).................................    50
               (Tenneco Packaging Inc. owns 50%; and Dongguan Dong Ya Color Printing &
               Packaging Factory, an unaffiliated company, owns 50%)
          EKCO Products, Inc. (Illinois)...............................................................   100
          E-Z Por Corporation (Delaware)...............................................................   100
          Hexacomb Corporation (Illinois)..............................................................   100
               Hexacomb International Sales Corporation (U.S. Virgin Islands)..........................   100
          Packaging Corporation of America (Nevada)....................................................   100
          PCA Box Company (Delaware)...................................................................   100
          PCA-Budafok (Kartongyar) Kft. (Hungary)......................................................   100
          PCA Hydro, Inc. (Delawre)....................................................................   100
          PCA Leasing Company (Delaware)...............................................................   100
          PCA Romania Srl (Romania)....................................................................    50
               (Tenneco Packaging Inc. owns 50%; and Kraftcorr Inc., an unaffiliated company owns 50%)
          PCA Tomahawk Corporation (Delaware)..........................................................   100
          PCA Valdosta Corporation (Delaware)..........................................................   100

Subsidiaries of New Tenneco Inc.
--------------------------------


       PCA Verpackungsmittel GmbH (Germany)................................................100
          PCA Embalajes Espana S.L. (Spain).................................................99
            (PCA Verpackungsmittel GmbH owns 99%; and Omni-Pac Ekco GmbH
            Verpackungsmittel owns 1%)
       PCA West Inc. (Delaware)............................................................100
           Coast-Packaging Company (California General Partnership).........................50
              (PCA West Inc. owns 50%, as General Partner; and J.G. Haddy Sales
              Company, an unaffiliated company, owns 50%, as General Partner)
       Pressware International, Inc. (Delaware)............................................100
       Revere Foil Containers, Inc. (Delaware).............................................100
       Tenneco Packaging-Romania S.R.L. (Romania)..........................................100
       Tenneco Plastics Company (Delaware).................................................100
       798795 Ontario Limited (Ontario)....................................................100
          PCA Canada Inc. (Ontario)........................................................100
    Tenneco Romania Holdings Inc. (Delaware)...............................................100
    Tenneco United Kingdom Holdings Limited (Delaware).....................................100
       Monroe Europe (UK) Limited (United Kingdom)..........................................82
         (Tenneco United Holdings Limtied owns 82%; and S.A. Monroe Europe N.V.
         owns 18%)
       Omni-Pac U.K. Limited (United Kingdom)..............................................100
       Packaging Corporation of America (UK) Limited (Scotland)............................100
           Alpha Products (Bristol Limited (United Kingdom)................................100
           Calendered Plastics Limited (United Kingdom)....................................100
           Delyn Packaging Limited (United Kingdom)........................................100
           Penlea Plastics Limited (United Kingdom)........................................100
           Polbeth Packaging Limited (Scotland)............................................100
               Brucefield Plastics Limited (Scotland)......................................100
               Polbeth Packaging (Corby) Limited (Scotland)................................100
       Tenneco Canada Inc. (Ontario)                                                     48.72
          (Tenneco United Kingdom Holdings Limited owns 100% of the Class A Stock,
          48.72% of total equity; and Tenneco International Holding Corporation owns
          100% of the issued and outstanding common stock, 51.28% of total equity)
       Tenneco Europe Limited (Delaware)...................................................100
          Tenneco Asia Limited (United Kingdom)............................................100
       Tenneco International Finance Limited (United Kingdom)..............................100
       Tenneco International Finance B.V. (Netherlands)....................................100
       Tenneco Management (Europe) Limited (United Kingdom)................................100
       Tenneco Packaging (UK) Limited (United Kingdom).....................................100
       Tenneco West Limited (United Kingdom)...............................................100
       Thompson and Stammers Dunmow (Number 6) Limited (United Kingdom)....................100
       Thompson and Stammers Dunmow (Number 7) Limited (United Kingdom)....................100
       Thompson and Stammers Dunmow (Number 8) Limited (United Kingdom)....................100
       Walker Limited (United Kingdom).....................................................100
          Gillet Exhaust Manufacturing Limited (United Kingdom)............................100

Subsidiaries of New Tenneco Inc.
--------------------------------

            Gillett Pressings Cardiff Limited (United Kingdom).............................100
            Gillett Torsmaskiner UK Limited (United Kingdom)................................50
                (Walker Limited owns 100 A Ordinary Shares, 50% of total equity; and AB
                Torsmaskiner, an unaffiliated company, owns 100 B Ordinary Shares, 50% of total equity)
                Exhaust Systems Technology Limited (United Kingdom)......................99.99
                   (Gillet Torsmaskiner UK Limited owns 99.99%; and Heinrich Gillett
                   Gmbh & Co. KG & AB Torsmaskiner, an unaffiliated company owns 0.01%)
            Walker UK Ltd. (United Kingdom)................................................100
               J.W. Hartley (Motor Trade) Limited (United Kingdom).........................100
               Tenneco - Walker (UK) Limited (United Kingdom)..............................100
    Tenneco Windsor Box & Display Inc. (Delaware)..........................................100
    Walker Deutschland GmbH (Germany)........................................................1
       (New Tenneco Inc. owns 1%; and Tenneco Deutschland Holdinggesellsschaft mbH owns 99%) Walker Europe, Inc. (Delaware)............................................100
    Walker Electronic Mufflers, Inc. (Delaware)............................................100
       Walker Noise Cancellation Technologies (New York Partnership).......................100
          (Walker Electronic Mufflers, Inc. owns 50% as General Partner; and Expedite
          Oyster, Inc., an unaffiliated company, owns 50% as General Partner)
    Walker France S.A. (France)............................................................100
           Constructions Mettalurgiques de Wissembourg - Wimetal (France)..................100
              Societte Europeenne des Esembles-Montes (France).............................100
           Gillet Tubes Technologies G.T.T. (France).......................................100
    Walker Manufacturing Company (Delaware)................................................100
       Ced's Inc. (Illinois)...............................................................100
    Walker Norge A/S (Norway)..............................................................100
    Walker Sverige A.B. (Sweden)...........................................................100